Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
In connection with the Annual Report on Form 20-F of Vast Renewables Limited (the “Company”) for the year ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig David Wood, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2024	By:	/s/ Craig David Wood
Craig David Wood
Chief Executive Officer (Principal Executive Officer)